Household Consumer Loan Trust, Series 1997-1    Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   523,598,930.02
Beginning Participation Unpaid Principal Balance
                   523,598,930.02
Ending Participation Invested Amount
                   510,036,017.98
Ending Participation Unpaid Principal Balance
                   510,036,017.98


Accelerated Amortization Date
                     Feb 28, 2002
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     9.077%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   523,598,930.02
Numerator for Fixed Allocation
                   537,822,368.94
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                         12.2586%
Investor FC&A Collections
                     8,441,705.22


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   523,598,930.02
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                         12.2586%
Series Participation Interest Default Amount
                     3,897,870.35




Principal Allocation Components

Numerator for Floating Allocation
                   523,598,930.02
Numerator for Fixed Allocation
                   537,822,368.94
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.2844%
(d) Series Participation Interest Unpaid Principal Balance
                   523,598,930.02
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     2,727,077.76


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    13,562,912.04


(a) Investor Principal Collections, [Max(b,h) or e]
                     9,665,041.69
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  9,665,041.69
(c) Floating Allocation Percentage
                         12.2586%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    17,443,193.01
(f) Fixed Allocation Percentage
                         12.5916%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                     7,621,306.11
(i)  Floating Allocation Percentage of Principal Collections
                    16,981,884.21
(j)  2.2% of the Series Participation Interest Invested Amount
                    11,519,176.46
(k) Series Participation Interest Net Default Payment Amount
                     3,897,870.35
(l)  the excess of (j) over (k)
                     7,621,306.11


(m) Series Participation Interest Net Default Payment Amount
                     3,897,870.35


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     8,441,705.22
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     2,727,077.76
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     3,897,870.35
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       872,664.88
Excess [Sec. 4.11(a)(vi)]
                       944,092.23


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1997-1  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999     Apr 15, 1999               32

Interest Period
                                                             Class
A-1        Class A-2        Class A-3          Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     48,894,291.15
Previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Spread to index
0.13%            0.25%            0.35%            0.65%
 1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)
5.051250%        5.176250%        5.276250%        5.576250%
 5.926250%
Interest/Yield  Payable on the Principal Balance
1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33
Interest on previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Interest/Yield Due
1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33
Interest/Yield Paid



1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33



Summary





Beginning Security Balance



285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     48,894,291.15
Beginning Adjusted Balance



285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00
Principal Paid
                0.00             0.00             0.00
0.00              0.00

13,671,995.15
Ending Security Balance



271,432,643.72    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     49,003,374.26
Ending Adjusted Balance



271,432,643.72    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00
Ending Certificate Balance as % Participation

6.5878%
Interest Invested Amount
Targeted Balance
                        62,985,286.66    49,038,708.36
39,141,229.62

265,218,729.35    44,680,604.32
Minimum Adjusted Balance
       16,000,000.00    20,800,000.00    15,200,000.00
11,200,000.00     13,600,000.00
Certificate Minimum Balance

5,151,873.82
Ending OC Amount as Holdback Amount

         40,800,000.00
Ending OC Amount as Accelerated Prin Pmts

          8,203,374.26



Beginning Net Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Reversals
0.00             0.00             0.00             0.00
 0.00              0.00
Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Ending Net Charge Offs
0.00             0.00             0.00             0.00
 0.00              0.00



Interest/Yield Paid per $1000
$1.7545502       $4.6011110       $4.6900000       $4.9566667
 $5.2677777
Principal Paid per $1000
$18.7390284       $0.0000000       $0.0000000       $0.0000000
  $0.0000000



Series 1997-1  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    13,562,912.04
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                       109,083.11


Series Participation Interest Monthly Interest
                     2,727,077.76


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)
                     1,280,119.83
  Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)
                       220,853.33
  Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)
                       292,656.00
  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)
                       226,024.00
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)
                       176,997.33


Principal up to Optimum Monthly Principal Balance

  Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                   13,562,912.04
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(ii)(d)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.                    0.00
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)             0.00


Principal up to Accelerated Principal Payment Amout

  Pay Class A-1 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                109,083.11
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(e)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(f)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 421,344.16








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.                     0.00
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                     0.00
To Designated Certificate Holder up to Holdback Amount
                             0.00
To HCLC any remaining amounts
                             0.00